UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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ZOLTEK COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

THE BOARD OF DIRECTORS OF ZOLTEK COMPANIES, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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January 11, 2010
DEAR FELLOW SHAREHOLDERS:
Our Annual Meeting of Shareholders will be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, February 10, 2010. The meeting will be held in the Ambassadeur Ballroom with complimentary parking and entrance available behind the hotel. The notice of annual meeting of shareholders, proxy statement and proxy card which accompany this letter outline fully matters on which action is expected to be taken at the annual meeting.
We cordially invite you to attend the annual meeting. Please RSVP to 314-291-5110 if you plan to attend the meeting. Whether or not you plan to attend, it is important that your shares are represented. We urge you to promptly vote your shares by completing, signing, dating and returning the enclosed proxy card in accordance with the instructions. The mailing of an executed proxy card will not affect your right to vote in person should you later decide to attend the annual meeting.

Sincerely,

ZSOLT RUMY
Chairman of the Board, President and
Chief Executive Officer
YOUR VOTE IS IMPORTANT.
We urge you to promptly vote your shares by completing, signing, dating and returning the enclosed proxy card.
Zoltek Companies, Inc. · 3101 McKelvey Rd. · St. Louis, Missouri 63044 (USA) · 314/291-5110 · 314/291-8536

ZOLTEK COMPANIES, INC.
3101 McKelvey Road
St. Louis, Missouri 63044
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 10, 2010
Dear Shareholder:
The Annual Meeting of Shareholders of Zoltek Companies, Inc. (the “Company”) will be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri on February 10, 2010, at 10:00 a.m., local time, for the following purposes:
1.	To elect two Class II directors to hold office for a term of three years;
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010; and
3.	To transact any and all other business that may properly come before the meeting or any adjournment thereof.
These items are more fully described in the accompanying proxy statement, which is hereby made a part of this Notice. Only shareholders of record of the Company at the close of business on December 23, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.
Please promptly vote your shares by completing, signing, dating and returning the enclosed proxy card in accordance with the instructions to ensure your shares are represented.

By order of the Board of Directors,

ZSOLT RUMY
Chairman of the Board, President and
Chief Executive Officer
January 11, 2010

ZOLTEK COMPANIES, INC.
3101 McKelvey Road
St. Louis, Missouri 63044
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 10, 2010

GENERAL INFORMATION
This proxy statement is furnished to the shareholders of ZOLTEK COMPANIES, INC. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Hilton St. Louis Frontenac, 1335 South Lindbergh Boulevard, St. Louis, Missouri at 10:00 a.m., local time, on Wednesday, February 10, 2010, and at all adjournments thereof, for the purposes set forth in the preceding notice of annual meeting of shareholders.
This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to the shareholders on or about January 11, 2010.
The accompanying proxy is being solicited by our board of directors. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with the Secretary of our company at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not of itself revoke a proxy. Proxy cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment thereof.
We will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. Our directors, executive officers and employees also may solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by us for their reasonable expenses incurred in sending proxy materials to beneficial owners.
Only shareholders of record at the close of business on December 23, 2009 are entitled to notice of, and to vote at, the annual meeting. On such date, there were 34,424,441 shares of our common stock, $.01 par value, issued and outstanding.
Each outstanding share of our common stock is entitled to one vote on each matter to be acted upon at the annual meeting. A quorum is required for votes taken at the annual meeting to be valid. A quorum will be attained if holders of a majority of the common stock issued and outstanding on the record date are represented at the annual meeting in person or by proxy. After a quorum has been established, the two nominees receiving the most votes will be elected directors. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of our common stock voting on the proposal. Except as otherwise required by our Restated Articles of Incorporation or applicable law, approval of any other matter submitted for a vote of the shareholders at the annual meeting requires the vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting.

Shares subject to abstentions will be treated as shares that are represented at the annual meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the number of shares voting on a particular proposal. Accordingly, abstentions will not affect the election of directors or the other matters to be submitted to the shareholders for a vote. If a broker or other nominee holder indicates on the proxy card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as voted for purposes of determining the approval of the shareholders on a particular proposal.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 10, 2010:
The proxy statement and the company’s 2009 Annual Report to Shareholders are available for viewing, printing and downloading at www.zoltek.com under Investor Relations / Financials.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The following table includes information as to the only person known to our management to beneficially own 5% or more of our outstanding common stock as of December 23, 2009:

	Number of Shares		Percent of Outstanding
Name and Address of Beneficial Owner	Beneficially Owned(1)		Common Stock(2)

Zsolt Rumy	6,082,709	(3)	17.67%

(1)	The listed person has sole voting and investment power with respect to the reported shares.

(2)	The percentage calculation is based upon 34,424,441 shares of the company’s common stock that were issued and outstanding as of December 23, 2009.

(3)	The business address of Mr. Rumy is c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.
PROPOSAL 1: ELECTION OF DIRECTORS
Two individuals will be elected at the annual meeting to serve as Class II directors of our company for a term of three years. The two nominees receiving the greatest number of votes at the annual meeting will be elected. Shareholders do not have the right to cumulate votes in the election of directors.
The persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies received by our board of directors for the election of Michael D. Latta and Pedro Reynoso as Class II directors, except as otherwise directed by the shareholder on the proxy card. Mr. Latta and Mr. Reynoso are both currently directors of our company. If for any reason Mr. Latta or Mr. Reynoso becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for such substitute nominee as is designated by the board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of Michael D. Latta and Pedro Reynoso as Class II directors.
The name, age, principal occupation or position and other directorships with respect to Mr. Latta and Mr. Reynoso and the other directors whose terms of office will continue after the annual meeting are set forth below.

CLASS II — TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2013
Michael D. Latta, age 68, has served as a director of our company since 2007. Mr. Latta serves as Chairman of the Board of Universe Corporation (a construction engineering and materials distributor) and Chairman of the Board of Res Q Tek, Inc. (a manufacturer of hydraulic and pneumatic rescue equipment). He has served in these positions from 1997 and 1995, respectively. Prior to 1995 he was President of Safety Equipment (a manufacturer of emergency vehicle warning equipment) from its founding in 1974.
Pedro Reynoso, age 65, has served as a director of our company since May 2009. Mr. Reynoso is President and CEO of Planfin, S.A. de C.V., a Mexican consulting firm he founded in 1982. Since 2002, he has also served as Director of Operations for the textile and packaging divisions of Cydsa, S.A. de C.V., a publicly traded Mexican company that operates in the chemical and textile markets. Before joining Cydsa, Mr. Reynoso served in various executive and operating positions in manufacturing and financial services businesses. He also serves on the Boards of Directors of various publicly traded and privately owned Mexican companies active in a range of industries, including mining, real estate, textiles, electronics and energy.
CLASS I — TO CONTINUE IN OFFICE UNTIL 2012
Linn H. Bealke, age 65, has served as a director of our company since 1992. For more than five years prior to October 2002, he was President and Director of Mississippi Valley Bancshares, Inc. (a bank holding company) and Vice Chairman of Southwest Bank of St. Louis (a commercial bank). In October 2002, Mississippi Valley Bancshares, Inc. was merged into Marshall and Ilsley Corporation. Mr. Bealke continued to serve as Vice Chairman of Southwest Bank of St. Louis until his retirement in December 2004.
George E. Husman, age 64, has served as a director of our company since 2007. Mr. Husman was appointed Chief Technology Officer of our company in February 2007. Prior to joining us, Mr. Husman was the Associate Director for Engineering Research at the University of Alabama at Birmingham since 2004. From 1993 to 2004, Mr. Husman served as the Vice President, Engineering Division, at the Southern Research Institute in Birmingham, Alabama. Prior to 1993, Mr. Husman spent six years with BASF Structural Materials, Inc. in various positions, including Vice President for Business Development and Vice President for Research & Development, and he spent 18 years at the Materials Directorate at Wright-Patterson Air Force Base in various research and management positions.
CLASS III — TO CONTINUE IN OFFICE UNTIL 2011
Zsolt Rumy, age 67, is the founder of our company and has served as our Chairman, Chief Executive Officer, Chief Financial Officer and President and as a director since 1975. Prior to founding the company, Mr. Rumy served as Process Engineer and Industrial Marketing Manager for Monsanto Company, Accounts Manager for General Electric Company and Technical Sales Representative for W.R. Grace Company.
Charles A. Dill, age 70, has served as a director of our company since 1992. He is currently a principal of Two Rivers Associates, LLC, a private equity firm, which is the successor to Gateway Associates, LP, where Mr. Dill was a General Partner since 1995. He served as Chief Executive Officer of Bridge Information Systems, Inc. (a provider of online data and trading systems to institutional investors) from 1990 to 1995. Mr. Dill was President of AVX Corporation (a NYSE-listed manufacturer of electronic components) from 1987 to 1990, after spending his earlier career in a number of executive positions with Emerson Electric. Mr. Dill serves as a Director of Stifel Financial Corp., the parent of Stifel, Nicolaus & Company (a securities brokerage and investment banking firm) and TransAct Technologies (a manufacturer of transaction-based printers), as well as several private companies.

CORPORATE GOVERNANCE
Independent Directors
The board of directors has determined that all of its non-employee members are “independent directors” as defined by the rules applicable to companies listed on The Nasdaq Stock Market (“Nasdaq”). In the course of the Board’s determination regarding independence of non-management director, it considered relevant transactions and relationships of the directors.
Board Meetings and Committees
During the fiscal year ended September 30, 2009, our board of directors met four times. Our board has a standing Audit Committee and a standing Compensation Committee. Each director attended not less than 75% or more of the aggregate number of meetings of our board of directors and committees of which such director was a member during fiscal 2009. It is our policy to strongly encourage our board members to attend the annual meeting of shareholders. At last year’s annual meeting, all of the directors were in attendance.
The members of the Audit Committee are Messrs. Bealke, Dill and Latta, all of whom are considered independent under the listing standards of Nasdaq. Mr. Dill serves as the Audit Committee’s financial expert. The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee charter is available at www.zoltek.com. The Audit Committee met five times in fiscal 2009. The primary functions of the Audit Committee are to oversee (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) our independent auditors’ qualifications and independence and (d) the performance of our internal audit function and independent auditors. The Audit Committee’s activities are intended to involve guidance and oversight and not to diminish the primary responsibility of management for our financial statements and internal controls.
The Compensation Committee is comprised of Messrs. Dill and Latta, each of whom is considered independent under the listing standards of Nasdaq. The Compensation Committee is authorized to review and make recommendations to our board of directors regarding the salaries and bonuses to be paid executive officers and to administer our long-term incentive plans. Members of the Compensation Committee met two times during the year and consulted informally with each other and with members of management from time to time in fiscal 2009. The Compensation Committee (a) determines the compensation level of our Chief Executive Officer and changes to that compensation and oversees compensation levels of other executive officers, as well as certain other highly-compensated key employees, (b) reviews the Compensation Discussion and Analysis relating to our company’s executive compensation programs and approves the inclusion of the same in our proxy statement and (c) administers, and makes recommendations with respect to, our incentive compensation plans and stock-based plans.
Nominees for director are recommended for selection by the board of directors by a majority of the independent directors. In light of the number of independent directors and the lack of nominations by shareholders in the past, the board of directors has not adopted a formal nominating committee or nominating committee charter. The independent directors will consider candidates for nomination recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders meeting must submit a proposal as described under “Proposals of Shareholders” and furnish certain information about the proposed nominee. The notice submission should include information on the candidate for director, including the proposed candidate’s name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of our common stock owned beneficially or of record. In considering a potential nominee for the board, shareholders should note that the rules of Nasdaq require that a majority of the board of directors be independent, as defined by Nasdaq rules. Further, the candidates should evidence: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; broad training and experience at the policy-making level in business, government or community organizations; expertise that is useful to our company and complementary to the background and experience of other board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of board membership; commitment to serve on the board over a period of several years to develop knowledge about our company, its strategy and its principal operations; willingness to represent the best interests of all constituencies and objectively appraise management performance; and involvement in activities or interests that do not create a conflict with the director’s responsibilities to our company. The notice submission should be addressed to our board of directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.

Shareholders who desire to communicate with members of the board should send correspondence addressed to board of directors, c/o Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044. All appropriate shareholder correspondence is forwarded directly to the members of the board of directors. The company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.
DIRECTORS’ FEES
Directors, other than Mr. Rumy, are currently paid $750 per quarterly board meeting or committee meeting attended. Directors are also entitled to reimbursement for out-of-pocket expenses incurred in connection with attendance of board or committee meetings. In addition, each of the directors is also eligible to participate in our long-term incentive plan. During fiscal 2009, the first business day after the date of our annual meeting of shareholders, each director was granted options to acquire 7,500 shares of common stock. In addition, newly elected directors also receive an initial grant of options to purchase 7,500 shares at the time of their election. Options granted to the directors entitle the director to purchase common stock at a price equal to the fair market value on the date of grant. The options by their terms are not transferable by the director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The options are exercisable solely by the director and only during the director’s lifetime. Each option is immediately exercisable as to any or all shares and may be exercised at any time or from time to time. Options that are outstanding and unexercised at the time the holder ceases to be a director of the company for any reason terminate on the first to occur of the expiration date of the option or the expiration of 24 months after the date the holder ceases to be a director. Unless exercised or terminated sooner, each option granted in fiscal 2007 or prior expires on the tenth anniversary of the date of grant. Each option granted in fiscal 2008 and 2009 expires on the fifth anniversary of the date of grant. The company has the right, but not the obligation, to settle options granted in fiscal 2008 and thereafter for cash equal to the difference between the market price and the exercise price on the date of exercise.
Compensation received by Mr. Husman for his service as a director is set forth under “Summary Compensation Table.” Mr. Rumy does not receive any separate compensation for his service as a director of our company.
The following table discloses the fees earned or paid to our non-employee directors during fiscal 2009:

					Change in Pension
					Value and
				Non-Equity	Nonqualified	Other
		Stock		Incentive Plan	Deferred	Annual
	Fees Paid	Awards	Option	Compensation	Compensation	Compensation
Name	In Cash ($)	($)	Awards($)(1)	($)	Earnings ($)	($)	Total ($)
Linn H. Bealke	$3,000	—	$55,293	—	—	—	$58,293
James W. Betts(2)	$1,500	—	$55,293	—	—	—	$56,793
Charles A. Dill	$3,000	—	$55,293	—	—	—	$58,293
Michael D. Latta	$3,000	—	$55,293	—	—	—	$58,293
Pedro Reynoso	$1,500	—	$70,580	—	—	—	$72,080

(1)	Amounts shown do not reflect compensation actually received by the named director nor does it necessarily reflect the actual value that will be recognized by the named director. Instead, the amounts shown are the stock-based compensation expense of option awards granted to the named director as determined pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 715, formerly referenced as Statement of Financial Accounting Standards (SFAS) 123-R “Share-Based Payments”). The assumptions used to calculate the value of option awards are set forth under Note 10 — Stock Compensation Expense to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009. The FASB ASC 715 value as of the grant date for stock option awards granted to directors other than Mr. Reynoso are expensed ratably over 12 months for all grants through February 2009. The FASB ASC 715 value as of the grant date for stock option awards is expensed immediately at the grant date for Mr. Reynoso.

(2)	Mr. Betts retired as a director effective May 2, 2009.

SECURITY OWNERSHIP BY MANAGEMENT
The following table indicates, as of December 23, 2009, the beneficial ownership of Zoltek common stock by each of our directors, each nominee for election as a director, our executive officers named in the Summary Compensation Table and all directors and executive officers of our company as a group:

	Number of Shares
Name of Beneficial Owner	Beneficially Owned		Percent of Class(1)

Zsolt Rumy	6,082,709		17.67%
Linn H. Bealke	227,500	(2)	*
Charles A. Dill	224,061	(3)	*
Michael D. Latta	135,386	(4)	*
Pedro Reynoso	15,000	(5)	*
George E. Husman	56,000	(6)	*
Karen M. Bomba	46,333	(7)	*
Andrew W. Whipple	17,666	(8)	*
All directors and executive officers as a group (8 persons)	6,804,655	(9)	19.66%

*	Less than one percent

(1)	Based upon 34,424,441 shares of our common stock issued and outstanding as of December 23, 2009 and, for each director or executive officer or the group, the number of shares subject to options, warrants or conversion rights that may be acquired upon exercise thereof by such director or executive officer or the group within 60 days of December 23, 2009.

(2)	Includes 22,500 shares subject to presently exercisable stock options.

(3)	Includes 37,500 shares subject to presently exercisable stock options.

(4)	Includes 30,000 shares subject to presently exercisable stock options.

(5)	Includes 15,000 shares subject to presently exercisable stock options.

(6)	Includes 55,000 shares subject to presently exercisable stock options.

(7)	Includes 4,166 presently exercisable stock options, 20,834 unvested stock options and 20,833 unvested shares of restricted stock.

(8)	Includes 16,666 unvested shares of restricted stock.

(9)	Includes 164,166 shares subject to presently exercisable stock options and 37,499 unvested shares of restricted stock.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Executive Compensation and Philosophy
The Compensation Committee of the board of directors is responsible for establishing and overseeing our overall compensation policy. The Compensation Committee is responsible for the determination of the compensation levels of our Chief Executive Officer and oversight of all executive compensation paid to the Named Executive Officers included in the Summary Compensation Table. The guiding principle of the Compensation Committee is the belief that executive compensation should be based on performance and productivity in contributing to the success of Zoltek and the growth in shareholder value.
Some primary elements of Zoltek’s executive compensation program are discretionary based upon the Compensation Committee’s evaluation of attainment of overall corporate goals. Given the substantial uncertainties and transitions that our business was undergoing in fiscal 2009, there were no specific goals established by the Compensation Committee to which executive compensation was tied. Rather, it was determined to assess management’s performance at the end of the year. Zoltek seeks to meet its ultimate responsibility to its shareholders by striving to create superior, long-term return on their investment through successful execution of the company’s long-term strategy, earnings growth and the prudent management of our business. The Compensation Committee oversees the company’s executive compensation program to ensure that total compensation paid to executive officers, including the Named Executive Officers, is fair internally, competitive externally, offers appropriate motivation and discourages excessive risk-taking.
The Zoltek executive compensation program includes both cash and stock-based compensation. Actual levels of total compensation in any given year are a function of the Compensation Committee’s and the Board’s assessment of managers’ success in achieving company goals and executing the company’s strategy. There were no bonus payments or stock awards made to executive officers during fiscal 2009.
Evaluation of Executive Performance
In evaluating the executives’ performance and in order to insure that the executive compensation packages are competitive, from time to time the Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. In making a determination, the Committee and the Board give material consideration to the company’s results of operations and financial condition, competitive factors and the company’s resources. The Board is cognizant that as a relatively small company, Zoltek has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the company has relied upon long-term employment agreements to retain qualified personnel and granting of equity-based awards with required vesting periods. The Committee does not have a particular policy of establishing salaries or equity compensation for Zoltek executive officers compared to a peer group of companies. However, the members of the Compensation Committee make general comparisons based on their extensive business experience.
As part of its oversight function the Compensation Committee reviews the status of company officers, their positions, progress towards overall company objectives and compensation. They also meet with the Chief Executive Officer to discuss overall executive team capabilities and capacity as well as individual executive performance. The Chief Executive Officer recommends the amount and form of compensation for other executive officers.

Proposed compensation for all but the Chief Executive Officer is initiated by the Chief Executive Officer. He evaluates the other executive officers in terms of their overall individual job performance and contribution to overall company performance. The Chief Executive Officer then reviews his evaluations with the board of directors, including members of the Compensation Committee. The Compensation Committee meets with the Chief Executive Officer and discusses his recommendations. The Compensation Committee also meets with the Chief Executive Officer and evaluates his performance and discusses future compensation considerations. As a result of this evaluation process and the discussions with management, the Compensation Committee concluded that there would be no increases made to compensation of executive officers in fiscal 2009, with the exception of the salary increase to Mr. Whipple in connection with his promotion to Chief Financial Officer.
Executive Compensation Components
In fiscal 2009 the components of compensation for Zoltek’s officers, including Named Executive Officers were:
•	Salary
•	Annual incentive compensation
•	Long-term incentive compensation
•	Certain additional employee benefits
These components of the executives’ total compensation program are discussed more fully below.
Salary
The company pays Named Executive Officers salaries to compensate them for services given during the year. The Compensation Committee considers performance evaluations from the Chief Executive Officer for the past year, and that individual’s future potential, as well as how the executive has contributed to Zoltek’s performance generally. The salary of Karen Bomba, our Chief Operating Officer, was established in connection with her hiring in March 2008 and was not increased during fiscal 2009. The salary of Andrew Whipple was established in connection with his hiring in April 2008 as Chief Accounting Officer and increased in May 2009 in connection with his appointment and increased responsibilities as Chief Financial Officer. The annual salary of George Husman, our Chief Technical Officer, was not increased during fiscal 2009. At Mr. Rumy’s request, the Compensation Committee maintained Mr. Rumy’s annual salary at $500,000 for fiscal 2009. In view of past constraints on the company’s resources, Mr. Rumy’s base salary has remained below the level which the Committee believes the company could otherwise expect to pay for an executive of Mr. Rumy’s background and responsibilities.
Annual Incentive Compensation
The annual incentive component of compensation is a cash payment designed to link executive pay to the company’s performance. The annual incentive compensation was discretionary based upon the Compensation Committee’s evaluation of overall corporate performance, but as discussed above there were no specific goals established by the Compensation Committee tied to annual incentive compensation. The amounts, if any, awarded to each executive under this component is determined based on the Committee’s evaluation of the individual’s contribution to progress toward achieving strategic goals that the Compensation Committee believe enhance shareholder value. In considering the advisability of paying short-term incentive compensation for fiscal 2009, the Committee determined that, while significant contributions were made by executive management toward the company’s strategic plan during fiscal 2009, no bonuses should be paid to executive officers for fiscal 2009 in view of decreases in sales and a decline in profitability.
Long-Term Incentive Compensation
The primary purpose of our long-term incentive program is to align the interests of our key employees, including the executive officers, more closely with the interests of our stockholders by offering these key employees an opportunity to benefit from increases in the market price of our common stock. The granting of stock options and restricted stock is specifically targeted toward retention of our executives and other key employees. Our equity incentive program provides long-term incentives that have enabled us to attract and retain key employees by encouraging their ownership of our common stock.

No stock options are granted at a price that is less than the fair market value of a share of our common stock on the date of grant. Outstanding employee stock options expire ten years from the date of grant or upon termination of employment. No options were granted to employees during fiscal 2009. Option grants, when made, are granted pursuant to our 2008 Long-Term Incentive Plan, which was approved by our stockholders in February 2008.
The granting of restricted stock is specifically targeted toward the retention of the grantees. Restricted shares granted in fiscal 2008 vest 17% after the first year, 33% after the second year and 50% after the third year from date of grant. Restricted shares granted in fiscal 2009 vest 50% on December 31, 2011 and 50% on December 31, 2012. We have settled by payment in cash restricted shares which vested during fiscal 2009. We intend to settle vesting restricted shares in cash during fiscal 2010.
There may be times when the Compensation Committee may grant options when the board or Compensation Committee is in possession of material non-public information. The Compensation Committee typically does not take such information into account when determining whether and in what amount to make option grants.
During fiscal 2008, in connection with Ms. Bomba’s initial employment with the company, Ms. Bomba also was granted options to purchase 25,000 shares of our common stock at an exercise price of $22.69. Ms. Bomba also was granted 25,000 shares of restricted stock. In connection with Mr. Whipple’s initial employment with the company, Mr. Whipple was granted 20,000 shares of restricted stock. No other option grants or restricted stock awards were made to the Named Executive Officers during fiscal 2008 or 2009, although Mr. Husman was granted options to purchase 7,500 shares each year in consideration for his serving as a director.
Certain Additional Employee Benefits
Standard Benefits Package. As with all other Zoltek employees, the executives are eligible for the same health and dental insurance, accidental death insurance, disability, vacation, 401(k) and other similar benefits offered by the company. The company’s benefits package generally is designed to assist employees in providing for their own financial security in a manner that recognizes individual needs and preferences.
Perquisites. In order to provide more competitive compensation package for Mr. Rumy and in recognition that his base salary remains significantly below the level which the Committee believes the Company could otherwise expect to pay for an executive of Mr. Rumy’s background and responsibilities, during fiscal 2009 we reimbursed Mr. Rumy for dues to social/country clubs of his choosing in the amount of $27,259 which Mr. Rumy utilizes in connection with his business activities on behalf of the company. In addition, we provided him with an automobile allowance of $9,000. The company does not generally offer management any other personal benefits not available to company employees.
Tax Deductibility of Pay. Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that Zoltek may deduct in any one year with respect to each of its five most highly paid executive officers. To maintain flexibility in compensating executive officers in a manner designed to promote corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible but will consider requiring compensation to be deductible on a case-by-case basis.
Compensation Committee Report
The responsibilities of the Compensation Committee are provided in its charter, which has been approved by our board of directors and is available at www.zoltek.com.

In fulfilling its oversight responsibilities with respect to the Compensation Discussion and Analysis included in this Report the Compensation Committee, among other things, has:
•	reviewed and discussed the Compensation Discussion and Analysis with management, and
•	following such review, approved the inclusion of such Compensation Discussion and Analysis in this proxy statement.
SUBMITTED BY THE COMPENSATION COMMITTEE
Charles A. Dill      Michael D. Latta
Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.
Summary Compensation Table
For the fiscal years ended September 30, 2009, 2008 and 2007, the following table sets forth summary information concerning compensation awarded or paid to, or earned by, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Chief Technology Officer of our company, who were the only executive officers or former executive officers of our company whose salary and bonus exceeded $100,000 for the fiscal year ended September 30, 2009 (collectively, the “Named Executive Officers”).

				Stock	Option		All Other
Name and Principal Position	Year	Salary		Awards(1)	Awards(1)		Compensation		Total ($)

Zsolt Rumy	2009	$500,000		—	—		$36,259	(5)	$536,259
Chairman of the Board and	2008	$500,000		—	—		$37,967	(6)	$537,967
Chief Executive Officer	2007	$500,000		—	—		$41,621	(7)	$541,621

Karen M. Bomba	2009	$300,000		$128,635	$93,143		—		$521,778
Chief Operating Officer	2008	$168,269	(2)	$101,938	$36,463		—		$306,670

Andrew W. Whipple	2009	$220,000		$127,060	—		—		$347,060
Chief Financial Officer	2008	$84,872	(3)	$69,306	—		—		$154,178

George Husman	2009	$300,000		—	$55,293	(8)	$3,000	(8)	$358,293
Chief Technical Officer	2008	$300,000	(4)	—	$329,945	(8)	$3,000	(8)	$632,945
	2007	$200,000		—	$369,351	(8)	$1,500	(8)	$570,851

(1)	Amounts shown do not reflect compensation actually received by the named executive officers nor does it necessarily reflect the actual value that will be recognized by the named executive officers. Instead, the amounts shown are the stock-based compensation expense of option awards recognized for financial statement purposes for the named executive officers as determined pursuant to FASB ASC 715. The assumptions used to calculate the value of option awards are set forth under Note 10 — Stock Compensation Expense to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009. The FASB ASC 715 value as of the grant date for stock option awards is expensed over the number of months of service required for the grant to become non-forfeitable.

(2)	Ms. Bomba became the Company’s Chief Operating Officer in March 2008.

(3)	Mr. Whipple became the company’s Chief Accounting Officer in April 2008 and was appointed Chief Financial Officer in April 2009.

(4)	Mr. Husman became the company’s Chief Technology Officer in February 2007.

(5)	The company reimbursed Mr. Rumy for social/country clubs in the amount of $27,259 and provided him with an automobile allowance of $9,000 during fiscal 2009.

(6)	The company reimbursed Mr. Rumy for social/country clubs in the amount of $19,967 and provided him with an automobile allowance of $18,000 during fiscal 2008.

(7)	The company reimbursed Mr. Rumy for social/country clubs in the amount of $22,121 and provided him with an automobile allowance of $19,500 during fiscal 2007.

(8)	Represents director and stock option grants fees earned by Mr. Husman in fiscal 2009 and 2008 and 2007 (in addition to other option grants in their year).
Grants of Plan-Based Awards
There were no stock option grants or restricted stock agreements made in the fiscal year ended September 30, 2009, to the Named Executive Officers, although Mr. Husman was granted options to purchase 7,500 shares each year in consideration for his service as a director.
Outstanding Equity Awards At Fiscal Year End Table
The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the fiscal year ended September 30, 2009, and the number of exercisable and unexercisable stock options at September 30, 2009, as well as the value of such stock options having an exercise price lower than the closing price on September 30, 2009 (“in-the-money” options) held by the Named Executive Officers.

	Option Awards						Stock Awards
											Equity
											Incentive
				Equity							Plan
				Incentive							Awards:
				Plan							Number of
				Awards:					Market		Unearned	Equity Incentive
	Number of	Number of		Number of					Value of		Shares,	Plan Awards:
	Securities	Securities		Securities					Shares or		Units or	Market or Payout
	Underlying	Underlying		Underlying			Number of Shares		Units of		Other	Value of Unearned
	Unexercised	Unexercised		Unexercised	Option	Option	or Units of Stock		Stock That		Rights That	Shares, Units or
	Options (#)	Options (#)		Unearned	Exercise	Expiration	That Have Not		Have Not		Have Not	Other Rights That
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)		Vested (#)	Have Not Vested ($)
Karen Bomba	4,167	20,834	(2)	—	$22.69	3/10/2018	—		—		—	—
Karen Bomba	—	—		—	—	—	20,833	(1)	$218,747	(2)	—	—
Andrew Whipple	—	—		—	—	—	16,666	(1)	$174,993	(2)	—
George Husman	15,000	—		—	31.07	2/22/2017	—		—		—	—
George Husman	25,000	—		—	26.22	1/30/2017	—		—		—	—
George Husman	7,500	—		—	36.73	1/30/2013	—		—		—	—
George Husman	7,500	—		—	5.47	2/26/2014	—		—		—	—

(1)	Options and restricted shares granted in fiscal 2008 vest 17% after the first year, 33% after the second year and 50% after the third year from date of grant. Under the terms of the options, company may settle the option in cash in lieu of issuing shares.

(2)	Based on a price per share of $10.50, the closing price of our common stock on September 30, 2009.
Employment Agreements
We have entered into employment agreements with our Chief Operating Officer and our Chief Financial Officer dated March 10, 2008 and November 26, 2008, respectively. These agreements provide for initial annual base salary and bonus, as may be subsequently amended through action by our Compensation Committee.
Karen Bomba. We entered into an employment agreement with Ms. Karen Bomba on March 10, 2008 which continues until March 10, 2010. Under the terms of the employment agreement, Ms. Bomba received an initial annual base salary of $300,000. Ms. Bomba received a restricted stock grant award of 25,000 shares that vest over 3 years under the following schedule: 17% of the award vested on the first anniversary of this Agreement, 33% of the award vested on the second anniversary of this Agreement and 50% of the award will vest on the third anniversary of this Agreement; provided, however, that Ms. Bomba is an employee of the Company on each date of vesting. For a description of the termination and change of control provisions of Ms. Bomba’s employment agreement, see “Change of Control, Severance and Termination.”

Andrew Whipple. We entered into an employment agreement with Mr. Andrew Whipple on November 26, 2008 which continues until November 26, 2011. Under the terms of the employment agreement, Mr. Whipple received an initial annual base salary of $200,000. In May 2009, the Company appointed Mr. Whipple as Chief Financial Officer and increased his salary to $250,000. For a description of the termination and change of control provisions of Mr. Whipple’s employment agreement, see “Change of Control, Severance and Termination.”
Option Exercises And Stock Vested
The following table sets forth information concerning amounts received or realized upon exercise of options or similar instruments, and the vesting of options, by the Named Executive Officers during fiscal 2009.

	Option Awards		Stock Awards
	Number of Shares
	Acquired on	Value Realized on	Number of Shares		Value Realized on
Name	Exercise (#)	Exercise ($)	Acquired on Vesting (#)		Vesting ($)
George Husman	—	—	12,500	(1)	$0
Karen Bomba	—	—	4,167	(2)	$0
Karen Bomba	—	—	4,167	(3)	$25,710
Andy Whipple	—	—	3,333	(4)	$28,497

(1)	Mr. Husman’s 12,500 employee options vested on October 1, 2008. The stock price on that date was $16.88 (used for the value realized on vesting).

(2)	Ms. Bomba’s 4,167 options vested on March 24, 2009. The stock price on that date was $8.03 (used for the value realized on vesting).

(3)	Ms. Bomba’s 4,167 restricted shares vested on March 10, 2009. The stock price on that date was $6.17 (used for the value realized on vesting). The company paid cash equal to the value of the restricted shares that vested in lieu of issuing the shares.

(4)	Mr. Whipple’s 3,333 restricted shares vested on May 9, 2009. The stock price on that date was $8.55 (used for the value realized on vesting). The company paid cash equal to the value of the restricted shares that vested in lieu of issuing the shares.
Change of Control, Severance and Termination
The company has an employment agreement with Karen Bomba, Chief Operating Officer, the term of which continues until March 10, 2010 or until terminated by the terms of the agreement. In addition, the company has an employment agreement with Andrew Whipple, Chief Financial Officer, the term of which continues until November 26, 2011 or until terminated by the terms of the agreement. The company has not entered into employment agreements with any other employees.
Under the company’s employment agreements with Ms. Bomba and Mr. Whipple, in the event of a termination of the executive by the company for cause, or if the executive voluntarily terminates employment with the company for other than a change of control, the company shall pay the executive the base salary then in effect which has accrued to the termination date, along with accrued but unused vacation days. The executive will be entitled to no further compensation or benefits from company.
In the event of a termination for any reason other than cause or by a change of control, the company shall continue to pay the executive the base salary in effect for the remaining term of the agreement. Further, the executive will continue to receive other compensation and benefits from company as if the executive would have received had employment not been terminated, including Long-Term Incentive Plan benefits, through the end of the term of this agreement. In lieu of providing any benefits due to the executive, the company may elect to substitute cash payments for the current value of such benefits without regard to the tax consequences.

The following table illustrates the potential payment and benefits to be received by Ms. Bomba if such a change in control event would have occurred as of September 30, 2009:

Involuntary
Termination
without Cause
Following
Type of Payment	Change in Control
Base Salary (1)	$125,000
Medical Insurance Cost (2)	3,435
Dental Insurance Cost (3)	375
Total	$128,810

(1)	Assumes Ms. Bomba’s current base salary of $300,000.

(2)	Based on a current monthly medical insurance cost to the company of $687.

(3)	Based on a current monthly dental insurance cost to the company of $75.
The following table illustrates the potential payment and benefits to be received by Mr. Whipple if such a change in control event would have occurred as of September 30, 2009:

Involuntary
Termination
without Cause
Following
Type of Payment	Change in Control
Base Salary (1)	$541,667
Medical Insurance Cost (2)	17,862
Dental Insurance Cost (3)	1,950
Total	$561,479

(1)	Assumes Mr. Whipple’s current base salary of $250,000.

(2)	Based on a current monthly medical insurance cost to the Company of $687.

(3)	Based on a current monthly dental insurance cost to the Company of $75.
Proposal 2: Ratification of the appointment of independent Registered Public Accountants
Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended September 30, 2009. Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2010. A resolution will be presented at the meeting to ratify the appointment of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
On December 15, 2008, we dismissed Grant Thornton LLP as our independent registered public accounting firm and engaged Ernst & Young LLP as our new independent registered public accounting firm. Our Audit Committee participated in and approved the decision to change our independent registered public accounting firm.

The reports of Grant Thornton LLP on our financial statements for the fiscal years ended September 30, 2007 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended September 30, 2007 and 2008 and through December 15, 2008, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their reports on the financial statements for such years.
During the fiscal years ended September 30, 2007 and 2008, there were no reportable events within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K, except for the material weaknesses in internal control over financial reporting described in the following paragraphs. There were no material weaknesses in internal control over financial accounting in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008.
In our Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2007, March 31, 2008, and June 30, 2008, we reported material weaknesses in the following areas of our internal control over financial reporting: (1) the company did not maintain effective entity level controls and procedures to prevent certain accounting entries from being recorded prior to formal documentation of the arrangements being obtained.; (2) the company lacked effective policies and procedures to insure use of an appropriate measurement date for the valuation of certain share-based payments; and (3) the company did not maintain effective policies and procedures related to the assessment of reserves for possible liability arising from certain litigation matters.
In our Quarterly Reports on Form 10-Q for the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007, we reported we had material weaknesses in our internal control over financial reporting related to the accounting for physical inventory quantities and the accuracy and valuation of inventory.
Our management believes that all of the aforementioned material weaknesses have been remediated. The Audit Committee and management discussed these material weaknesses with Grant Thornton LLP and authorized Grant Thornton LLP to respond fully to any inquiries about our material weaknesses over financial reporting as may be made by the successor independent accounting firm, Ernst & Young LLP.
During the fiscal years ended September 30, 2007 and 2008 and through December 15, 2008, we did not consult with Ernst & Young LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Accounting Fees
The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2009 and 2008 and fees billed for other services during those periods by Ernst & Young LLP.

	2009	2008

Audit fees(1)	$946,958	$—
Audit related-fees	—	—
Tax fees	28,964	—
All other fees	—	—

Total	$975,922	$—

(1)	Audit fees consisted of audit work performed with respect to the company’s financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits and consents. These audit fees include all expenses related to the current year audit and related quarterly reviews irrespective of the period in which the related services were rendered or billed.
Grant Thornton LLP served as our independent accountants during fiscal 2007 and fiscal 2008 and was replaced by Ernst & Young LLP on December 15, 2008. The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended September 30, 2008 and 2007 and fees billed for other services during those periods by Grant Thornton LLP.

	2009	2008
Audit fees(1)	$131,250	$1,144,576
Audit related-fees (2)	—	99,132
Tax fees	—	80,000
All other fees	—	—

Total	$131,250	$1,323,708

(1)	Audit fees consisted of audit work performed with respect to the company’s financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits and consents. These audit fees include all expenses related to the fiscal 2008 audit and related quarterly reviews and required consents, as well as the consent required for the fiscal 2009 audit.

(2)	Audit related-fees in 2008 consist of audit work performed with respect to the company’s non-public, fact finding investigation relating to payments directed by the company’s former Chief Financial Officer that were not properly authorized or recorded.
Pre-Approval Policies
Since the Audit Committee adopted the pre-approval policy described below, the Audit Committee pre-approved under that policy fees, which on a fiscal year basis, represented 100% of the “Audit fees” in fiscal years 2009 and 2008.
Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service. The Audit Committee periodically reviews reports summarizing the services, including fees, provided by the independent auditor; a listing of pre-approved services provided; and a current projection presented similar to that included in this proxy statement, of the estimated annual fees to be paid to the independent auditors.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
The Audit Committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter which was amended and restated by the board of directors on December 6, 2003. Our independent accountants are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The board of directors has determined that the members of the Audit Committee are independent within the meaning of the listing standards of Nasdaq.
In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee meets with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of the internal controls, and the overall quality of our financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards including, but not limited to, those matters under SAS 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee met five times during fiscal 2009.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2009, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board of Directors
Linn H. Bealke      Charles A. Dill      Michael D. Latta

RELATED PARTY TRANSACTIONS
Pursuant to its charter, our Audit Committee is responsible for reviewing and approving all transactions of our company in which a related person has a direct or indirect material interest. It is our policy that executive management notify the Audit Committee of any transaction that may be deemed a related party transaction. Upon such a notification, the Audit Committee will meet to review the terms of such a transaction and make any necessary determinations. We maintain various policies and procedures relating to the review, approval or ratification of transactions in which we, or any of our directors, officers or employees, may have a direct or indirect material interest. Our Code of Business Conduct, which may be found on our website at www.zoltek.com under About Us/Corporate Policies, prohibits our directors, officers and employees from engaging in specified activities without prior approval of management or our board or Audit Committee.
In May 2007, our Audit Committee established a written policy and procedures for review and approval of transactions and business arrangements in which the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year and in which one of our directors, executive officers, or nominees for director, or their immediate families, or a greater than 5% owner of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest. We refer to these relationships generally as “related party transactions.” If a related party transaction subject to review directly or indirectly involves a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related party transaction involving a director, executive officer, or their immediate family members, the Audit Committee considers, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
We did not have any related party transaction in fiscal 2009 that was required to be disclosed under applicable regulations of the Securities and Exchange Commission.
PROPOSALS OF SHAREHOLDERS
Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2011 Annual Meeting of Shareholders must be received at our executive offices, c/o Zsolt Rumy, Chairman of the Board, President and Chief Executive Officer, 3101 McKelvey Road, St. Louis, Missouri 63044 by not later than September 13, 2010. Our By-Laws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders, including nominations of directors, to be considered at such annual meeting. Our By-Laws provide that shareholder proposals which do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Secretary of the company not less than 30 and not more than 60 days before the annual meeting; provided, however, that, in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.
Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder; and (c) as to the shareholder giving the notice, (1) the name and address of such shareholder, as it appears on our books, and (2) the class and number of shares of our common stock which are owned beneficially by such shareholder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than ten percent of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of management, based solely on its review of such reports furnished to us and written representations that no other reports were required to be filed, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended September 30, 2009.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of September 30, 2009 with respect to the shares of our common stock that may be issued under our existing compensation plans:

			Number of securities remaining
			available for future issuance
	Number of securities to	Weighted-average	under equity compensation
	be issued upon exercise	exercise price of	plans (excluding securities
Plan Category	of outstanding options	outstanding options	reflected in column (a))
Equity compensation plans approved by security holders	408,337	$23.60	2,163,501
Equity compensation plans not approved by security holders	—	—	—
Total	408,337	$23.60	2,163,501
ANNUAL REPORT
Our Annual Report for the fiscal year ended September 30, 2009 has simultaneously been mailed to the shareholders of the company.
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any shareholder, without charge, upon written request to Jill A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044, telephone number: (314) 291-5110.
OTHER MATTERS
We have adopted a Senior Executives Code of Ethics that applies to our executive officers. The Senior Executives Code of Ethics may be obtained free of charge by sending a written request to Jill A. Schmidt, Zoltek Companies, Inc., 3101 McKelvey Road, St. Louis, Missouri 63044.
Our board of directors does not intend to present at the annual meeting any business other than that referred to in the accompanying notice of annual meeting. As of the date hereof, the board of directors was not aware of any other matters which may properly be presented for action at the annual meeting. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named on the proxy card to vote the shares represented thereby in accordance with their judgment as to the best interest of our company on such matters.
ZSOLT RUMY
Chairman of the Board, President and
Chief Executive Officer
January 11, 2010

ZOLTEK COMPANIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Zsolt Rumy and Andrew Whipple, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of stock that the signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Zoltek Companies, Inc. to be held at the Hilton St. Louis Frontenac, Ambassadeur Ballroom, 1335 South Lindbergh Boulevard, St. Louis, Missouri on Wednesday, February 10, 2010, at 10:00 a.m., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.
1.	ELECTION OF TWO CLASS II DIRECTORS

☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as written to the contrary below)		to vote for nominees as listed below
CLASS II – MICHAEL D. LATTA AND PEDRO REYNOSO

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010.

☐	FOR	☐	AGAINST	☐	ABSTAIN
This proxy also may be voted, in the discretion of the proxies, on any matter that may properly come before the meeting and all adjournments thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED ABOVE IN THE ELECTION OF DIRECTORS AND “FOR” APPROVAL OF PROPOSAL 2 ABOVE.
Dated this  _____  day of                                         , 2010.
PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature

Please date and sign in the exact name in which you own the Company’s Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.